Exhibit 99.2
1 Investor Presentation August 2025

2 - CONFIDENTIAL - Forward Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding the potential of our Proprietary Ultra Low Temperature Cryoablation technology, the durability and reproducibility of the clinical data from our FULCRUM-VT pivotal study, our research, development and regulatory plans, and our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements speak only as of the date of this presentation and are subject to a number of known and unknown risks, assumptions, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from those expressed or implied by any forward-looking statements and which may be beyond our control. We caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the ability to implement business plans, forecasts and other expectations after the recently completed business combination, the outcome of any legal proceedings that may be instituted against us, the ability to recognize the anticipated benefits of the recently completed business combination, which may be affected by, among other things, competition, our ability to grow and manage growth profitability, and our ability to meet Nasdaq’s listing standards, risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause us to use cash more quickly than we expect or change or curtail some of our plans, or both; risks that our expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions, our ability to achieve future financial targets, changes in our business or external market conditions, challenges inherent in developing, manufacturing, launching, marketing, and selling new products, interruptions or delays in the supply of components or materials for, or manufacturing of, our products, unanticipated increases in costs or expenses, continued or sustained budgetary, inflationary, or recessionary pressures, uncertainties in contractual relationships, reductions in research and development spending or changes in budget priorities by customers, uncertainties relating to our research and development activities, potential product performance and quality issues, and intellectual property risks. Risks regarding our business are described in detail in our Securities and Exchange Commission (“SEC”) filings, our Annual Report on Form 10-K for the year ended December 31, 2024, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and our other filings with the SEC, which are available on the SEC’s website at www.sec.gov. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements contained in this presentation reflect our current views with respect to future events, and we assume no obligation to update any forward-looking statements except as required by applicable law. Management's Estimates We have based our estimates of the total addressable market and growth forecasts on a number of internal and third-party estimates and resources, including, without limitation, third party reports and the experience of the management team across the industries. While we believe our assumptions and the data underlying our estimates are reasonable, these assumptions and estimates may not be correct and the conditions supporting such assumptions or estimates may change at any time, thereby reducing the predictive accuracy of these underlying factors. In addition, the novelty of the markets for our products may make our assumptions and estimates more uncertain. As a result, our estimates of the total addressable market and growth forecasts for our products are subject to significant uncertainty and may prove to be incorrect. If third-party or internally generated data prove to be inaccurate or we make errors in our assumptions based on that data, the total addressable market for our products may be smaller than we have estimated, our future growth opportunities and sales growth may be impaired, any of which could have a material adverse effect on our business, financial condition and results of operations. Industry and Market Data; Trademarks Certain information contained in the presentation relates to or is based on studies, publications, statistics and surveys from third-party sources, and on our own internal estimates and research. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. While we believe that the third-party sources and our internal research are reliable, such sources and research have not been verified by any independent source. Any data on past performance or modeling contained herein is not an indication as to future performance. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such industry and market data. The information contained in the third-party citations referenced in this presentation is not incorporated by reference into this presentation. This presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The inclusion of particular trademarks, service marks, trade names and copyrights of other companies is not intended to, and does not, imply a relationship with us or our endorsement or sponsorship. We own or have rights to various trademarks, service marks, trade names and copyrights in connection with the operation of our business which are also included in this presentation. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the, ℠, ©, or ® symbols, but we will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Disclaimer

3 - CONFIDENTIAL - Leadership Team Over 200 Combined Years of Med Tech Experience Doug Kurschinski VP Clinical Affairs Daniel George Interim Chief Financial Officer Todd Usen Chief Executive Officer Debbie Kaster Chief Business Officer Nabil Jubran Chief Compliance Officer Alex Babkin Chief Technology Officer Select Prior Experiences Ilya Grigorov VP Global Marketing & Product Management

Adagio Medical Overview

Proprietary Ultra Low Temperature Cryoablation (ULTC): The Coolest Innovation in Ventricular Tachycardia (VT) Ablation

Large Market with Significant Unmet Need

- Estimated $5.8B total addressable market (TAM) for VT ablation[1]
- Only 6% of TAM is served with existing technologies, which were all designed for Atrial Fibrillation (AF)[1]
- VT ablation moving to first line treatment option
- Established reimbursement

2-Year Competitive Head Start within VT

- 2-year head start over other purpose-designed VT systems
- Improved safety, effectiveness and usability demonstrated through CE mark study[3]
- CE Mark April 2024
- 300+ patients treated[2]

U.S. FULCRUM-VT Pivotal IDE Swiftly Enrolling

- Granted FDA Breakthrough Designation April 2025
- Over 85% enrolled[2]
- Enrollment completion expected 2H-2025

Strong IP and Pipeline

- Robust IP covering ULTC and Pulsed Field Cryoablation (PFCA)
- Product design optimization program focused on enhanced next generation devices

1) Based on management's analysis and calculations using internal and third-party estimates and resources, subject to certain assumptions and limitations.
2) As of August 11, 2025
3) See slide 13 for references

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4

Estimated $5.8B Global TAM for VT Ablation

Large, Underpenetrated Market with Established U.S. Reimbursement


~$5.8B Global TAM
~1.6M
Global Patients Eligible for VT Ablation Annually
~$1.6B U.S. TAM
(Assumes $8K ASP in U.S.)
~200K
U.S. Patients Eligible for VT Ablation Annually
Idiopathic VT and Premature Ventricular Contractions
~780K Cases Unserved
~1.6M
Global Patients Eligible for VT Ablation Annually
Structural Heart Disease VTs
~730K Cases Unserved
~70K
~30K
~100K current VT ablation procedures represent only 6% penetration of the global TAM

Note: Market size, number of procedures and patients, and current market penetration are based on management's analysis and calculations using internal and third-party estimates and resources, subject to certain assumptions and limitations.

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Challenges of Current VT Ablation Catheters

Current Products Were Designed for Atrial Ablations

Existing Product Drawbacks

- Current catheters often lack depth for effective lesions in the ventricle
- Inadequate lesion durability leads to recurrence of VT
- "Thermal Effect" leads to migrating microbubbles
- Current catheters require irrigation in fluid compromised heart failure patients
- Most catheters are "repurposed" AF ablation catheters
- Intensely contracting ventricular structures require catheter stability not provided by current catheters

Current Procedural Complication Rates[1,2]



2.7%
2.0%
5.6%
1.7%
0.4%
1.8%
11.5%
Death
Perforations / tamponade
Major Bleeding
Vascular
Stroke
Unspecified
Total Complication Rate

The market is in need of a purpose-built treatment that can achieve lesion depth in the ventricle with low complications and high efficacy in reducing VT episodes

1) Ding WY, Pearman CM, Bonnett L, et al. Complication rates following ventricular tachycardia ablation in ischaemic and non-ischaemic cardiomyopathies: a systematic review. Journal of Interventional Cardiac Electrophysiology (2022) 63:59–67
2) Cheung JW, Yeo I, Ip JE, et al. Outcomes, Costs, and 30-Day Readmissions After Catheter Ablation of Myocardial Infarct–Associated Ventricular Tachycardia in the Real World. Circ Arrhythm Electrophysiol. 2018;11:e006754

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Clinical Evidence Supporting VT Ablation as First Line Therapy is Building

VANISH-2[1]

***Ablation** vs **Antiarrhythmic Drugs (AAD)** in post-myocardial infarction implantable cardioverter-defibrillators (ICD) patients with prior VT events*


Freedom From All-cause mortality, VT storm, ICD shock, intervention for sustained VT
100
90
80
70
60
50
40
30
20
10
0
Catheter ablation
Drug therapy
Hazard ratio, 0.75 (95% CI, 0.58–0.97)
P=0.03
0
1
2
3
4
5
6
Years since Randomization

No. at							
Catheter ablation	203	149	129	95	75	48	24
Drug therapy	213	142	123	81	57	37	13

- Randomized trial with results published in November 2024
- Trial compared VT ablation to AAD as first-line therapy
- Study found ablation to be superior to AAD (p=.03)

PAUSE-SCD[2]

***Prophylactic ablation + ICD** vs **AAD + ICD** in secondary prevention or inducible primary prevention patients*


Freedom from VT recurrence, CV hospitalization or death
100
90
80
70
60
50
40
30
20
10
Ablation
Control
Hazard ratio, 0.58 (95% CI, 0.35-0.96)
P=0.04
0
6
12
18
24
30
36
Follow-up (Months)

No. at Risk							
Control	61	40	36	26	18	11	8
Ablation	60	50	43	39	32	21	13

- Randomized trial published in May 2022 compared VT ablation to AAD as first-line therapy at ICD implantation
- Study found early catheter ablation reduced outcomes of VT recurrence, cardiovascular hospitalization, or death

Cardiac ablation appears superior to AAD as both prophylaxis and response to VT events in ICD population

1) Sapp JL, Tang ASL, Parkash R, Stevenson WG, et al, Catheter Ablation or Antiarrhythmic Drugs or Ventricular Tachycardia. N Engl J Med 2024 Nov 16. doi: 10.1056/NEJMoa2409501
2) Tung R, Xue Y, Chen M, Jiang C, et al. First-Line Catheter Ablation of Monomorphic Ventricular Tachycardia in Cardiomyopathy Concurrent With Defibrillator Implantation: The PAUSE-SCD Randomized Trial. Circulation. 2022;145:1839–1849

7

8 - CONFIDENTIAL - 0 200 400 600 800 1000 1200 1400 1600 2005 2010 2015 2020 2025 2030 Global Procedures1 VT Market Poised for AF-Like Acceleration Fueled by Data Supporting Guidelines and Purpose-Built VT Solution 1) The current catheter market size, historical and future market growth are based on management's analysis and calculations using internal and third-party estimates and resources, subject to certain assumptions and limitations. 2) Sapp JL, Tang ASL, Parkash R, Stevenson WG, et al, Catheter Ablation or Antiarrhythmic Drugs or Ventricular Tachycardia. N Engl J Med 2024 Nov 16. doi: 10.1056/NEJMoa2409501 3) Tung R, Xue Y, Chen M, Jiang C, et al. First-Line Catheter Ablation of Monomorphic Ventricular Tachycardia in Cardiomyopathy Concurrent With Defibrillator Implantation: The PAUSE-SCD Randomized Trial. Circulation. 2022;145:1839–1849 4) Ding WY, Pearman CM, Bonnett L, et al. Complication rates following ventricular tachycardia ablation in ischaemic and non-ischaemic cardiomyopathies: a systematic review. Journal of Interventional Cardiac Electrophysiology (2022) 63:59–67 Large patient population (~12M patients) Significant investment in ablation and mapping technology Procedural standardization; stable, predictable efficacy Reduced complexity, complications and procedure time Large, heterogeneous (and sick) patient population (1.6M patients) Market in need of purpose-built catheter addressing VT-specific requirements − Lower rate of complications − Safe ablation of large, deep lesions − Low-risk (endocardial) approach − Catheter stability − Hemodynamic management AF: Historic 10-13% Growth1 VT: Historic 5-8% Growth1 2012: Positive guideline changes for AF catheter ablation 2023: Pulsed field ablation (PFA) widely accepted as faster, safer, and more efficacious 2024: Commercialization of the first approved PFA systems Poised for Acceleration VANISH 2 and PAUSE-SCD studies provide emerging evidence for VT ablation as a 1st line therapy2,3 Studies starting in 2010 led to guidelines now supporting AF ablation as 1st line therapy4

9 - CONFIDENTIAL - 9 Fr 115 mm working length vCLAS Catheter Purpose Engineered for VT Ablations Clinically Tested in Patients with Ischemic and Non-Ischemic Cardiomyopathy Durable lesions of titratable depth and size Endocardial ablations of mid-myocardial scar Catheter stability during energy delivery Time and effort: efficient procedures with few lesions No irrigation simplifies hemodynamic management Open platform works with current mapping technologies Overview CATHETER SPECIFICATIONS  15 mm long cryoablation element  8 electrodes  Bidirectionally deflectable No need for irrigation

1 0 - CONFIDENTIAL - Greater Than 2x Lesion Depth with ULTC Note: Video courtesy Dr. Petr Neuzil, Nemecina Na Homolce, Prague, CZ. Preclinical images are adopted from Verma et al. 1) De Potter T, Balt, JC, Boersma L, et al. First-in-Human Experience With Ultra-Low Temperature Cryoablation for Monomorphic Ventricular Tachycardia. J Am Coll Cardiol EP 2023; 9(5):686-691; Verma A, Essebag V, Neuzil P, et al. Cryocure-VT: the safety and effectiveness of ultra-low-temperature cryoablation of monomorphic ventricular tachycardia in patients with ischaemic and non-ischaemic cardiomyopathies. EP Europace 2024; 26(4):euae076 0 2 4 6 8 10 12 14 16 18 Radiofrequency ULTC Lesion Depth Healthy Tissue Scar  Deep (as well as large area) ischemic scars  Mid-myocardial non-ischemic scars  All-cause sub-epicardial circuits from endocardium 2.1x 2.6x Minimal attenuation in scar tissue Standard Deviation Ventricle Depth from Different Energy Sources1 ULTC Freeze and Lesions (Pre-Clinical) Wider Deeper

ULTC vs. Traditional Cryo

Comparison of Cryogens Used in Medical Devices for Cardiac Applications

Device	Example	Cryogen	Approx. Min. Cryogen Temp.	Approx. Ablation Element Temp.	Cooling Power	Use Case	Lesion Depth	Limitations / Advantages
Traditional Cryo (Nitrous Oxide-Based)	 Medtronic Cryoballoon; Medtronic Linear Ablation; AtriCure cryoFORM	Nitrous oxide	-85°C	-60°C	Low	Endocardial; limited to atrial applications	Shallow; ineffective for ventricular ablation	X Requires occlusion of flow; not suitable for thick myocardial tissue
Joule-Thomson Argon-Based Cryo	 Medtronic Cardioblate CryoFlex	Argon (Joule-Thomson expansion)	-180°C	-140°C	Low	Epicardial only; typically in surgical settings	Moderate; limited by surface cooling	X Not compatible with catheter-based endocardial use; requires direct surgical access
ULTC	 Adagio vCLAS	Near-critical nitrogen	-195°C	-145°C	High	Endocardial including ventricular ablation	Deep; effective even in high-perfusion areas	✓ Enables durable lesions in thick myocardial tissue
Next Gen ULTC	 Adagio Next Gen	Critical Nitrogen with on-tip expansion cooling	-195°C	-170°C	Very High	Endocardial and ventricular ablation	Deep; effective in high perfusion areas	✓ Shorter ablation times due to enhanced thermal gradient ✓ Lower operating pressures improve procedural safety ✓ Optimized lesion control, ability to titrate treatment, and overall procedural efficiency

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11

CRYOCURE-VT Study Results

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Clinical Results Supported CE Mark Approval[1]

81%
Freedom From ICD Shock at 6 months

Consistent results in both ischemic and non-ischemic cardiomyopathy

- **60%** chronic effectiveness
- **60%** reduction in use of amiodarone
- Significant reduction in VT Burden



94% ACUTE EFFECTIVENESS

97% MORPHOLOGIES

SAFETY
0%
Material Adverse Effects

Procedural Characteristics

Average # of lesions: 9

Average Procedure Time: 185 minutes

Note: vCLAS Catheter and Cryoablation Console are CE marked. VT Cryoablation System is an investigational device in the U.S., limited by Federal law to investigational use (IDE #G220229).

1) Verma A, Essebag V, Neuzil P, et al. Cryocure-VT: the safety and effectiveness of ultra-low-temperature cryoablation of monomorphic ventricular tachycardia in patients with ischaemic and non-ischaemic cardiomyopathies. Europace 2024;26:euae076

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Adagio MEDICAL

Favorable Safety and Effectiveness Profile

Adagio Results Address Challenges of Currently Approved and Investigational Devices for VT

Manufacturer / Device / Study		Energy Source	Indication	Access	Procedure Time, min	# of Lesions	Irrigation Volume, L	Acute Complications[1]			Acute Effectiveness[2]	Chronic Effectiveness[3]
								All	Death	Stroke		
Adagio MEDICAL	**CRYOCURE-VT**		**ICM+NICM**	**Endocardial**	**188**	**9**	**0**	**6.3%**	**0%**	**0%**	**94%**	**60%**
J&J	Thermocool PM		ICM	Endocardial	270	34	1.5	4.3%	1.3%	0%	76%	62%
J&J	Thermocool IDE		ICM	Endocardial	315	24	1.3	18.0%	3.4%	0%	49%	53%
Abbott	LESS-VT IDE		NICM	Endocardial + Epicardial	232[4]	NR	0.75[4]	21.1%	1.2%	0.6%	93%	58%
THERMEDICAL	SERF Needle		ICM+NICM	Endocardial	282	10	0.09	18.8%	6.3%	6.3%	97%	50%
BWH & JnJ	SERF Needle		ICM+NICM	Endocardial	316	12	0.07 (est.)	19.5%	0%	0%	65%	40%

Approved by FDA for use in U.S.

Investigational Device in the U.S.

Radiofrequency Ablation

ICM *Ischemic Cardiomyopathy*

NICM *Non-Ischemic Cardiomyopathy*

Source: Adagio Medical CS-300, Data on File.
Note: Note that the comparisons in the table above are not based on data from head-to-head trials and are not direct comparisons. Differences in trial designs, patient groups, trial endpoints, study sizes and other factors may impact the comparisons.
*For reference only: variability in end-points definition and lack of randomization
1) All complications reflect the rate of "serious adverse events" although the definitions vary between the studies
2) Acute effectiveness reflects non-inducibility of the targeted VTs, although definitions vary between the studies
3) Chronic effectiveness reflects primary endpoints of the study inclusive of the freedom from recurrence at 6 months, although definitions vary between the studies
4) Index procedure only. Higher values reported in limited number of staged procedures

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13

FULCRUM-VT* Pivotal Study

Overview

Study Design
- Single arm; 206 patients across ~20 sites
- Ischemic cardiomyopathy
- Non-ischemic cardiomyopathy

FDA Performance Goals

	Metrics	Value	Cryocure-VT Reference
Primary Safety	Major Adverse Events @ 7 days	≤ 20%	0%
Primary Effectiveness	Freedom from VT recurrence @ 6 month	≥ 50%	60%

Status
- Over 85% Enrolled[1]
- Breakthrough Device Designation by FDA
- Expected enrollment completion: 2H-2025

FULCRUM-VT Centers


McGill
MHI
Brigham & Women
Beth-Israel
Cornell
Northwell
Mt. Sinai
UM
OSU
UPenn
JHU
VUMC
Sentara
UCSF
Baptist Health
Vanderbilt
LBMH
Banner
MUSC
St. Davids

Proposed Indication: treatment of drug-refractory, recurrent, sustained monomorphic ventricular tachycardia in patients with ischemic or non-ischemic structural heart disease

*FEASIBILITY OF ULTRA-LOW TEMPERATURE CRYOABLATION FOR RECURRING MONOMORPHIC VT, NCT #05675865
Source: Adagio Medical CS-300. Data on File.
1) As of August 11, 2025

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Pipeline: Next Generation ULTC – Single Freeze

Smaller • Colder • Deeper • Faster

Overview

- 8.5 Fr sheath provides improved compatibility
- Enabled by “new physics” – expansion of the cryogen within the distal cryoablation element
- Lower ablation temperatures allow for faster ablation without bonus freeze
- More flexible and deflectable shaft design enabled by lower internal pressure
- Significant COGS reduction compared to vCLAS




60s
30s
TD
-171 °C


16.1 mm
14.9 mm



Images courtesy Dr. Katia Dyrda

Initial Pre-clinical Evaluation of the Augmented Ultra-Low Temperature Cryoablation Catheter for Ventricular Ablations

Presented at: Heart Rhythm 25

Katia Dyrda, Atul Verma, Borislav Dinov, Thomas Fink, Santi Raffa, Tom De Potter, Vidal Essebag

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Improved Usability with Next Gen ULTC

Catheter Specifications			User Benefits						
	vCLAS™	Next Gen	Lower Commercial Barriers	Improved In-Sheath Torqueability	Challenging Locations Navigation[1]	Smaller Hearts Navigation	Improved Tissue Opposition	Improved Retrograde Access	Perceived Overall Safety
Sheath compatibility	> 9 Fr	8.5 Fr	✓					✓	✓
Bi-directional deflection[2]	F/F	D/F			✓	✓	✓		
Ablation element length	15 mm	12 mm					✓	✓	✓
Number of electrodes	8	6							
Shaft design	Uniform Stiffness	Variable Stiffness		✓	✓	✓	✓	✓	✓

Deflection Curves



D-curve
F-curve
Agilis 8.5 Fr sheath

Variable Stiffness Shaft Design



Softer
Stiffer
The Softest

1) Including LVOT, peri-valvular areas, apical septum
2) Target characteristics based on the commonly used curve definitions. Final specifications TBD.

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Adagio MEDICAL

Pulsed Field Cryoablation

Desired Depth with Less Energy than PFA Alone

Increased impedance of frozen tissue dramatically reduces PFA current

- Consistent tissue contact
- No phrenic nerve capture
- No or minimal skeletal muscle activation
- No or minimized microbubbles
- No or minimized coronary spasm vs PFA

	PFA	ULTC	PFCA
			
Pulsed Current	~ 25 amp[2]	Zero	< 1 amp
Ablation Time	<10s of seconds[1]	~60-120 seconds[3,4]	~30 seconds[5,6]

Pulsed E-field
Target Tissue
Catheter
-145°C
-30°C
-145°C
-30°C
<0°C

Demonstrated in AF through the PARALLEL study – but even more applicable to VT

[1]Shapira-Daniels A, et al. Circ Arrhythm Electrophysiol 2019;
[2]Verma A, et al. J Cardiovasc Electrophysiol 2022.
[3]De Potter T, et al. JACC EP 2022;
[4]De Potter T, et al. JACC EP 2023;
[5]Essebag V et al. J. Cardiovasc Electrophysiol 2025
[6]Dewland T, et al. HRS 2023, *submitted to JACC EP*

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Established U.S. Reimbursement

VT Ablation Covered by Existing Codes

Existing U.S. Reimbursement

$22-27k	**$24.5k**
Inpatient (DRG) Payment Amount	**Outpatient (APC) Payment Amount**
~40%	**~60%**
% of VT Ablation Procedures	**% of VT Ablation Procedures**

Breakthrough Designation Increases Likelihood of Additional Payment Through NTAP[1]

New Technology Add-On Payment (NTAP) for Inpatient Procedures

- Goal of NTAP is to cover the majority (up to 65%) of costs in excess of DRG[2]
- Breakthrough Designation reduces the criterion for NTAP
  - Cost – higher charge per case
  - ✓ Substantial clinical improvement – ***waived by CMS for devices with Breakthrough Designation***
  - ✓ Newness – ***waived by CMS for devices with Breakthrough Designation***

1) The incremental payment gets added to the standard payment for the intervention
2) Payment amount varies and depends on hospital specific charges and metrics

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1 9 - CONFIDENTIAL - Select Financials and Capitalization ($ in millions) At 6/30/25 Cash and Cash Equivalents $8.2M Convertible Notes Payable (including accrued interest) $22.49M Shares Outstanding 15.38M Total Base Warrants ($10 ex. price) 7.53M Total Convert Warrants ($25 ex. price) 1.50M

2 0 - CONFIDENTIAL - Business Highlights 1) Market size and current market penetration are based on management's analysis and calculations using internal and third-party estimates and resources, subject to certain assumptions and limitations. Two-Year Lead with Purpose Built Catheter for VT Ablation Addressing Underserved, 6% Penetrated, $5.8 Billion VT Ablation Market1 Promising Results from CE Mark Study for VT Breakthrough Device Designation from FDA Surpassed 85% Enrollment of FULCRUM-VT IDE Study to Support Potential FDA Approval Next Gen Device Addresses Evolving Needs of Market Established Reimbursement with VT Ablation Covered by Existing Codes